Prospectus Supplement dated December 12, 1997, to the following Prospectuses:


The JPM Institutional Emerging Markets Equity Fund, dated February 28, 1997 The JPM Institutional European Equity Fund, dated April 30, 1997
The JPM Institutional International Bond Fund,  dated December 27, 1996
The JPM Institutional Japan Equity Fund, dated April 30, 1997
The JPM Institutional U.S. Equity Fund, dated September 26, 1997
The JPM Institutional U.S. Small Company Fund, dated September 26, 1997

Introduction. The Funds listed above invest in Portfolios along with other investors, including non-U.S. funds managed by Morgan. These non-U.S. funds are scheduled to reorganize by transferring their assets to other non-U.S. funds managed by Morgan in December and January.

Portfolio   Redemptions.   Each  Portfolio  expects  to  receive  a  substantial
redemption request from its non-U.S. feeder Fund in connection with the reorganization. These redemptions will not reduce the net assets of the Funds, but they will reduce the size of the Portfolios by approximately the following amounts: Emerging Markets Equity, $452.1 million; European Equity, $469.2 million; Non-U.S. Fixed Income, $225.8 million; Japan Equity, $264.8 million; U.S. Equity, $164.9 million; and U.S. Small Company, $521.5 million. After the redemptions, the Portfolios' assets are expected to be approximately as follows:
Emerging Markets Equity, $355.6 million; European Equity, $14.9 million; Non-U.S. Fixed Income, $6.8 million; Japan Equity, $4.0 million; U.S. Equity, $745.8 million; and U.S. Small Company, $707.6 million. Morgan will continue to manage each Fund in accordance with its prospectus.

Expense Ratios. As a result of the redemptions, the total expense ratio of The JPM Institutional Emerging Markets Equity Fund will be capped until further notice at its pre-redemption expense ratio, currently estimated to be 1.45%. The expense ratios of the other listed Funds will not change as they are subject to the expense caps described in their propsectuses.